Exhibit 10.3

STABLES - JTVT II & III	Document ___ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. TWO - November 30, 2006

This Amendment No. TWO entered into on the 1st day of January, 2007, at Miami, Oklahoma by the parties of the Management Agreement dated December 12, 1996, approved by the NIGC on January 14, 1997 which was amended by Amendment No. ONE dated April 30, 2003 with NIGC approval dated September 5, 2003.  The parties, as defined in the Management Agreement are the “Modoc Tribe”; and the “Miami Tribe”; and as joint venture partners hereafter referred to as “Tribe”; and Butler National Service Corporation hereafter referred to as “Manager”; and for approval by the National Indian Gaming Commission hereafter referred to as “Commission”.

1.0	Recitals.

1.1
The Tribe desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997, as amended by Amendment No. ONE that was approved by the Commission on September 5, 2003.

1.2
The Manager desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997, as amended by Amendment No. ONE that was approved by the Commission on September 5, 2003.

1.3	The date the Enterprise opened for business to the public to offer Class II and Class III Gaming as defined in section 3.1 Engagement of Manager is September 18, 1998.

1.4	The Tribe desires to revise section 3.1 Engagement of Manager to extend the term of the Management Agreement through September 30, 2013.

1.5	The Manager desires to revise section 3.1 Engagement of Manager to extend the term of the Management Agreement through September 30, 2013.

1.6
The Tribe desires to continue section 7.1 Compensation of Manager at twenty percent (20%), and the distribution at eighty percent (80%) to the Tribe [forty percent (40%) to the Miami Tribe plus forty percent (40%) to the Modoc Tribe].

AMENDMENT NO. TWO - November 30, 2006

STABLES - JTVT II & III	Document ___ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. TWO - November 30, 2006

1.7
The Manager desires to continue section 7.1 Compensation of Manager at twenty percent (20%) and the distribution at eighty percent (80%) to the Tribe [forty percent (40%) to the Miami Tribe plus forty percent (40%) to the Modoc Tribe].

1.8	Tribe and Manager desire that all other provisions of the Management Agreement continue through September 30, 2013.

2.0	Definitions.

All definitions are to remain as defined in the MANAGEMENT AGREEMENT unless revised by the Amendment No. ONE or Amendment No. TWO.

3.0	Incorporation by Reference.

This Amendment No. TWO incorporates the Management Agreement and Amendment No. ONE by this reference.

4.0	Covenants.

In consideration of the foregoing Recitals, the parties agree and covenant as follows:

4.1
Revision to section 3.1 Engagement of Manager.  Section 3.1, paragraph one, is hereby revised to read as follows:  Tribe hereby retains and engages Manager and Manager accepts such retention and engagement, for a third term of five (5) years, commencing October 1, 2008 through September 30, 2013.

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AMENDMENT NO. TWO - November 30, 2006

STABLES - JTVT II & III	Document ___ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. TWO - November 30, 2006

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. TWO the day and year first above written.

MODOC TRIBE	MODOC TRIBE OF OKLAHOMA
A Federally recognized Indian Tribe

By: /s/ Bill G. Follis
Bill G. Follis, Its Chief

ATTEST:

Secretary

MIAMI TRIBE	MIAMI TRIBE OF OKLAHOMA
A Federally recognized Indian Tribe

By: /s/ Floyd E. Leonard
Floyd E. Leonard, Its Chief

ATTEST:

Secretary

MANAGER:	BUTLER NATIONAL SERVICE CORPORATION
A Kansas Corporation

By: /s/ Clark D. Stewart
Clark D. Stewart, President
Its authorized officer

ATTEST:

/s/ Secretary

APPROVED:	NATIONAL INDIAN GAMING COMMISSION
UNITED STATES DEPARTMENT OF THE INTERIOR

By:
Its Chairwoman

AMENDMENT NO. TWO - November 30, 2006